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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




                                Date of Report:
                                 April 27, 1995


                           HARKEN ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)


    Delaware                     0-9297                      95-2841597
(State or other               (Commission                   (IRS Employer
jurisdiction of               File Number)               Identification No.)
incorporation

                         MacArthur Center II, Suite 400
                          5605 N. MacArthur Boulevard
                              Irving, Texas 75038
              (Address of Principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (214) 753-6900




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ITEM 5. Other Events

         The press release dated April 24, 1995, attached to this Report as
Exhibit 99.1 is incorporated herein by reference.





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                                   SIGNATURES


 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                              HARKEN ENERGY CORPORATION


                                              /s/ LARRY E. CUMMINGS
                                              ----------------------------------
                                              Larry E. Cummings, Vice President,
                                              Secretary and General Counsel

Date: April 27, 1995




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                                 EXHIBIT INDEX



Exhibit          Description
- --------         -----------
 99.1            Press Release dated April 24, 1995





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